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                                                                      Exhibit 10

                      FOURTH AMENDMENT TO HUFFY CORPORATION
                   1998 KEY EMPLOYEE NON-QUALIFIED STOCK PLAN


This Fourth Amendment is made and effective as of July 19, 2002 to the 1998 Key Employee Non-Qualified Stock Plan (the "Plan"), adopted on April 17, 1998 by the Shareholders of Huffy Corporation (the "Company"), under the following circumstances:

A. The Company desires to amend the Plan and such amendment was approved and adopted by the Board of Directors of the Company on July 19, 2002.

NOW, THEREFORE, the Plan shall be amended as follows:

1. Definitions. All capitalized terms herein, unless otherwise specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. Amendment. Section 5(a) of the Plan is hereby amended by deleting the number "600,000" in the second line of such subsection and inserting in its place the number "800,000".

3. Effective Date and Affirmation. This Amendment shall be effective as of July 19, 2002. Except as amended hereby and the First, Second and Third Amendments, the Plan remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Fourth Amendment has been executed as of July 19, 2002.

                                     HUFFY CORPORATION

                                     /s/ Nancy A. Michaud
                                     ------------------------------
                                     Nancy A. Michaud
                                     Vice President - General Counsel
                                     and Secretary